UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 1, 2007

DIASYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-24974 (Commission File Number)	06-1339248 (IRS Employer Identification No.)

21 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02

Unregistered Sales of Equity Securities

On March 1, 2007, Morris Silverman, Chairman of the Board of Directors of the Company, agreed to invest $600,000.00 in the Company in exchange for (i) 5,000,000 shares of the Company’s Common Stock, and (ii) a five-year warrant to purchase 2,600,000 shares of Common Stock at $.001 per share.  As additional consideration for such investment, the Company agreed to pay to Mr. Silverman $4,000 per month for one year.  Such obligation is secured by a lien upon all assets of the Company.  Such transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof because Mr. Silverman is the Chairman of the Board of Directors and a substantial stockholder of the Company.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DIASYS CORPORATION

Date: March 7, 2007

/s/ Jeffrey B. Aaronson

Jeffrey B. Aaronson

President

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